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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): JANUARY 15, 2001


                        FIRST INTERNATIONAL BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                                   ----------


              DELAWARE                             0-22861                            06-1151731
  (State or other jurisdiction of          (Commission File Number)       (IRS Employer Identification No.)
           incorporation)

                               280 TRUMBULL STREET
                           HARTFORD, CONNECTICUT 06103
               (Address of Principal Executive Offices) (Zip Code)

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       Registrant's Telephone Number, Including Area Code: (860) 727-0700


                                 Not Applicable
          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER MATTERS

On January 15, 2001 First International Bancorp, Inc. (the "Company") announced it had entered into an Agreement and Plan of Merger with United Parcel Service, Inc., and its wholly owned subsidiary, Stag Merger Company, Inc. pursuant to which Stag Merger Company, Inc. will merge with and into the Company, and the Company will become a wholly owned subsidiary of United Parcel Service, Inc. The Company's press release and other communication items are attached as an exhibit hereto and contain a description of the transaction.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits:

99.1     Press Release dated January 16, 2001
99.2 UPS Capital and First International Bank Questions and Answers dated January 16, 2001
99.3 Letter from Brett N. Silvers to First International Bank Customers and Q&A attachment



                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   January 16, 2001                         By: /s/ Shaun P. Williams
                                                      ---------------------
                                                  Executive Vice President and
                                                  Chief Financial Officer
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                                  EXHIBIT INDEX


99.1     Press Release dated January 16, 2001


99.2 UPS Capital and First International Bank Questions and Answers dated January 16, 2001


99.3 Letter from Brett N. Silvers to First International Bank Customers and Q&A Attachment